EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR
10/15/2025	3130B86K3	10/16/2025	5/15/2026	11/15/2025	Non-Callable		Variable Single Index Floater			500,000,000.00
10/15/2025	3130B86L1	10/17/2025	2/17/2026	11/17/2025	Non-Callable		Variable Single Index Floater			500,000,000.00
10/15/2025	3130B86N7	10/17/2025	6/16/2026	12/16/2025	Non-Callable		Variable Single Index Floater			200,000,000.00
10/15/2025	3130B86R8	10/16/2025	3/18/2026	11/18/2025	Optional Principal Redemption	European	Variable Single Index Floater	2/18/2026		75,000,000.00
10/15/2025	3130B86S6	10/17/2025	4/17/2026	1/17/2026	Non-Callable		Variable Single Index Floater			300,000,000.00
10/15/2025	3130B86Y3	10/23/2025	10/23/2045	4/23/2026	Optional Principal Redemption	American	Fixed Constant	1/23/2026	5.49	4,000,000.00
10/15/2025	3130B86Y3	10/23/2025	10/23/2045	4/23/2026	Optional Principal Redemption	American	Fixed Constant	1/23/2026	5.49	5,000,000.00
10/16/2025	3130B87L0	10/20/2025	4/20/2026	1/20/2026	Non-Callable		Variable Single Index Floater			192,500,000.00
10/16/2025	3130B87M8	10/17/2025	10/7/2027	4/7/2026	Optional Principal Redemption	Bermudan	Fixed Constant	1/7/2026	4.02	25,000,000.00
10/16/2025	3130B8A28	10/21/2025	6/22/2026	11/22/2025	Optional Principal Redemption	European	Variable Single Index Floater	5/22/2026		250,000,000.00
10/16/2025	3130B8A51	10/20/2025	5/20/2026	11/20/2025	Non-Callable		Variable Single Index Floater			250,000,000.00
10/16/2025	3130B8A69	10/20/2025	6/18/2026	12/18/2025	Non-Callable		Variable Single Index Floater			250,000,000.00
10/16/2025	3130B8AA0	10/22/2025	10/22/2032	4/22/2026	Optional Principal Redemption	American	Fixed Constant	1/22/2026	4.735	3,000,000.00
10/17/2025	3130ATHY6	10/21/2025	9/10/2032	3/10/2026	Non-Callable		Fixed Constant		4.25	3,000,000.00
10/17/2025	3130B8A69	10/20/2025	6/18/2026	12/18/2025	Non-Callable		Variable Single Index Floater			273,000,000.00
10/17/2025	3130B8AS1	10/23/2025	10/23/2028	4/23/2026	Optional Principal Redemption	Bermudan	Fixed Constant	1/23/2026	4	20,000,000.00
10/17/2025	3130B8AW2	10/21/2025	9/30/2027	4/21/2026	Optional Principal Redemption	Bermudan	Fixed Constant	4/21/2026	3.8	19,000,000.00

(1) Call Type Description:

EXHIBIT 99.1

FHLB Pittsburgh

8K Debt Issuance Summary

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
• American-redeemable continuously on and after the first redemption date and until maturity.
• Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.
• European-redeemable on a particular date only.
• Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
• Multi-European-redeemable on particular dates only.

(3) Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4) Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Date:

Prepared by:

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